Supplement dated October 16, 2020
to the Statement of Additional Information (the “SAI”), dated October 1, 2020, for the following fund:
Fund
Columbia Funds Series Trust II
Columbia Emerging Markets Bond Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2019, unless otherwise noted
Emerging Markets Bond Fund	Adrian Hilton(h)	13 PIVs 18 other accounts	$3.17 billion $4.27 billion	None	None (c)	Threadneedle	Threadneedle
	Christopher Cooke	3 RICs 7 PIVs 2 other accounts	$309.84 million $6.74 billion $400.06 million	None	None (c)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The Fund is available for sale only the U.S. The portfolio manager does not reside in the U.S. and therefore does not hold any shares of the Fund.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_036_(10/20)